UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2010

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 16, 2010, Universal Health Services, Inc., a Delaware corporation (“UHS”), JPMorgan Chase Bank, N.A. (“JPMorgan”), Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., and Deutsche Bank AG New York Branch (“Deutsche Bank”) entered into a financing commitment letter (the “Commitment Letter”), pursuant to which JPMorgan and Deutsche Bank committed to provide the financing necessary to consummate the acquisition by UHS (the “Merger”) of all the issued and outstanding common stock of Psychiatric Solutions, Inc., a Delaware Corporation (“PSI”), and to refinance certain existing indebtedness, subject to the conditions described in the Commitment Letter. UHS filed the Commitment Letter as an exhibit to its Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2010, and a June 15, 2010 amendment to the Commitment Letter as an exhibit to its Form 8-K filed with the SEC on June 16, 2010.

The purpose of this Form 8-K is to disclose for purposes of Regulation FD certain information which will be provided to prospective lenders in connection with the above-referenced financing. In addition to publicly available information regarding UHS, a presentation to be delivered to the prospective lenders on June 24, 2010 will include a “Sources and Uses” subsection which supersedes information previously disclosed to the public. The “Sources and Uses” subsection of such presentation, which UHS is disclosing to the public in this Form 8-K for purposes of Regulation FD, is attached as Exhibit 99.1 and incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 to Form 8-K, the information under this Item 7.01 shall be deemed to be “furnished” to the SEC and not be deemed to be “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

This Form 8-K may contain “forward-looking statements”. Forward-looking statements may be identified by words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “will” or words of similar meaning and include, but are not limited to, statements about the expected future businesses of UHS and PSI resulting from and following the proposed acquisition. These statements are based on the current expectations of UHS and PSI and are inherently subject to uncertainties and changes in circumstances. Among the factors that could cause actual results to differ materially from those described in the forward-looking statements are factors relating to the fulfillment of certain closing conditions to the proposed acquisition, and changes in global, political, economic, business, competitive, market and regulatory forces. UHS and PSI undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to UHS’s and PSI’s filings with the SEC, including its most recent Annual Report on Form 10-K, for more information on additional risks that could cause actual results to differ from the forward-looking statements made herein.

Investors and security holders are urged to read the proxy statement regarding the Merger when it becomes available because it will contain important information. The proxy statement will be filed with the SEC by PSI. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed by PSI and UHS with the SEC at the SEC’s website at www.sec.gov. The proxy statement (when it is available) and these other documents may also be obtained for free from UHS by directing a request to Investor Relations, Universal Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558, King of Prussia, Pennsylvania 19406 (610-768-3300).

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Investors may obtain a detailed list of names, affiliations and interests of PSI and UHS participants in the solicitation of proxies of shareholders to approve the Merger from the proxy statement filed with the SEC by PSI (when it is available).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	“Sources and Uses” subsection of June 24, 2010 presentation to prospective lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH SERVICES, INC.

Date: June 24, 2010

	By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	“Sources and Uses” subsection of June 24, 2010 presentation to prospective lenders.